UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2009

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2009, Fifth Third Bancorp (“Fifth Third”) and Advent International (“Advent”) announced that they entered into a master investment agreement (the “Investment Agreement”) pursuant to which Advent will purchase a majority interest in Fifth Third’s processing business. The joint venture involves Fifth Third Processing Solutions’ merchant acquiring and financial institutions processing businesses. Fifth Third will retain its credit card issuing business.

Fifth Third’s Ohio bank will contribute assets to a newly formed wholly owned subsidiary (“Opco”) of a new limited liability company (“FTPS LLC”) in which a newly formed company owned by Advent (“Buyer”) will purchase a 51% interest for $561 million. Fifth Third will retain the remaining 49% interest in FTPS LLC and will also receive warrants to purchase additional interests in FTPS LLC of up to approximately 10% of the equity of the new company on a fully-diluted basis that are exercisable in certain circumstances. The transaction is also subject to certain price adjustments.

Opco will assume a Loan Agreement, which is secured by the assets of Opco, and is payable to indirect subsidiaries of Fifth Third in an aggregate amount of $1.25 billion. Fifth Third’s Michigan bank will also provide Opco with a $125 million revolving credit facility.

Under the agreed upon terms of the operating agreement of FTPS LLC (the “Operating Agreement”), Advent will be able to name 5 directors and Fifth Third will be able to name 4 directors. Each party will have limited pre-emptive rights and will be restricted from selling their interests in certain circumstances. Also, under the Operating Agreement, Advent will have the right to require Fifth Third to purchase its interests in Buyer upon the occurrence of certain events.

Fifth Third and Opco will also enter into certain agreements to support the transition of the processing business to Opco and other related matters. Opco will provide processing services to Fifth Third.

The transaction is currently expected to close in the second quarter of 2009 and is subject to regulatory approval.

The foregoing descriptions of the Investment Agreement, the Warrant Agreement Summary of Terms and Conditions, the Loan Agreement and the Amended and Restated Limited Liability Company Agreement Summary of Terms and Conditions, are qualified in their entirety by reference to the full text of those documents, copies of which are filed as exhibits hereto and are fully incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the matters discussed below in item 1.01 is attached hereto as Exhibit 99.1 and incorporated herein. A copy of the website presentation related to the same is attached hereto as Exhibit 99.2 and incorporated herein. The foregoing description is qualified in its entirety by reference to the full text of such exhibits. The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

2.1	Master Investment Agreement (excluding exhibits and schedules) dated as of March 27, 2009 among Fifth Third Bank, Advent-Kong Blocker Corp., Fifth Third Processing Solutions, LLC and FTPS Opco, LLC.

10.1	Warrant Agreement Summary of Terms and Conditions

10.2	Amended & Restated Limited Liability Company Agreement Summary of Terms and Conditions

10.3	Form of Loan Agreement

99.1	Press release dated March 30, 2009

99.2	Website presentation dated March 30, 2009

Fifth Third will furnish supplementally a copy of any omitted schedule to the Commission upon request

FORWARD-LOOKING STATEMENTS

This report may contain forward-looking statements about Fifth Third Bancorp and/or the LLC within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined LLC including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, and/or the LLC do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, and/or the LLC or the businesses in which these entities are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating the operations of the LLC; (21) lower than expected gains related to the sale of businesses; (22) loss of income from the sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (23) failure to consummate the transaction described herein; (24) ability to secure confidential information through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

March 30, 2009	/s/ PAUL L. REYNOLDS
Paul L. Reynolds
Executive Vice President, Secretary and Chief Legal Officer